UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 26, 2007


                              NOBLE ROMAN'S, INC.
              (Exact name of Company as specified in its charter)


          Indiana                       0-11104              35-1281154
(State or other jurisdiction          (Commission         (I.R.S. Employer
     of incorporation)                File Number)       Identification No.)

        One Virginia Avenue, Suite 800
               Indianapolis, Indiana                      46204
    (Address of principal executive offices)            (Zip Code)

                                 (317) 634-3377
               (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

               Attached and incorporated herein by reference as Exhibit 99 is a press release issued by Noble Roman's, Inc. (the "Company") announcing the initiatives of the Company's management for 2008 designed to sustain the Company's historical growth trends over the next year and beyond. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.nobleromans.com.

Item 9.01      Financial Statements and Exhibits.

               (d) The following exhibit is furnished as part of this report:

               Exhibit Number                       Description

                       99 Press Release dated November 26, 2007, issued by Noble Roman's, Inc.








                                *       *      *

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007

                                               NOBLE ROMAN'S, INC.



                                               By: /s/ Paul W. Mobley
                                                   ---------------------------
                                                   Paul W. Mobley
                                                   Chief Executive Officer and
                                                   Chief Financial Officer